EXHIBIT 99.2
NEWELL BRANDS INC.
RECONCILIATION OF GAAP AND NON-GAAP INFORMATION (UNAUDITED)

Commencing in the third quarter of 2024, Newell Brands Inc. (the “Company”) changed its normalization practice. Historically, the Company has excluded from normalized results inventory write-downs and accelerated depreciation charges relating to restructuring and exit activities that were reflected within its restructuring-related costs non-GAAP adjustment. Beginning in the third quarter 2024, the Company no longer excludes these charges from its normalized results. The Company has also ceased to exclude from normalized results prior period adjustments related to a bad debt reserve and subsequent recovery with respect to the bankruptcy of an international customer. The following tables present a reconciliation of certain non-GAAP financial measures to the most directly comparable financial measures in accordance with GAAP for certain prior periods, reflecting the changes described above. The Company has chosen to present the following non-GAAP measures to investors to enable additional analyses of past, present and future operating performance and as a supplemental means of evaluating the company’s performance and operating results absent the effect of certain items that are deemed to be stand-alone items apart from the Company’s core operations (“Normalized Adjustments”). While these costs or gains are not expected to continue for any individual transaction on an ongoing basis, similar types of costs, expenses and charges or gains have occurred in prior periods.

Normalized Adjustments in periods indicated below include the following:

Restructuring and restructuring-related costs	The Company incurs restructuring and restructuring-related costs in connection with various discrete initiatives, including previously disclosed initiatives such as our Realignment Plan, Network Optimization Project, Project Phoenix as well as other discrete actions. Restructuring charges primarily relate to severance and other employee termination costs as well as contract termination and other costs. Restructuring-related costs are costs that are directly attributable to a restructuring action or exit activity and would not have been incurred absent the action. Restructuring-related costs primarily relate to duplicative costs pending facility closure, asset valuation adjustments and disposal gains and consulting costs. Restructuring-related costs primarily related to manufacturing and distribution personnel, facilities and assets are generally recorded in cost of products sold, while restructuring-related costs primarily related to office facilities and assets and professional or clerical personnel are generally recorded in selling, general and administrative expenses in the Condensed Consolidated Statements of Operations. Restructuring and restructuring-related charges for the year ended December 31, 2023 primarily related to Project Phoenix.
Amortization expense and impairments of acquired intangible assets	Represents the amortization expense and impairment charges associated with acquired intangible assets.
Argentina hyperinflationary currency movements	Represents the favorable or unfavorable movement in Argentine pesos related to our subsidiary operating in Argentina, which is considered a hyperinflationary economy
(Gain) loss on divestitures and transaction costs	Represents the gain or loss on disposal of a business, which represents the difference between the fair value (less costs to sell) and carrying value of the business being disposed, as well as transaction costs associated with acquisitions and divestitures.
Loss on pension settlement	Represents charges associated with settlement of certain of the Company’s defined benefit plans, which relates to the recognition of previously unrecognized actuarial losses in accumulated other comprehensive loss.
Other adjustments	The following adjustments comprise other adjustments below: Legal expenses for certain proceedings primarily related to a completed U.S. Securities and Exchange Commission investigation as well as completed shareholder securities class action and derivative litigation which is disclosed in Note 18 (Litigation and Contingencies) to our audited consolidated financial statements contained in our most recent annual report on Form 10-K; the portion of a tax reserve associated with prior periods that was recorded due to the outcome of a judicial ruling relating to indirect taxes in an international entity; gains/losses arising from the mark-to-market of an investment with a readily determinable fair value; loss on modification of debt; and an insurance recovery related to fire-related costs that were previously normalized.

NEWELL BRANDS INC.
RECONCILIATION OF GAAP AND NON-GAAP INFORMATION (UNAUDITED)

Normalized Income tax adjustments
The company uses a “with” and “without” approach to calculate normalized income tax expense or benefit. At an interim period, the company determines the year-to-date tax effect of the pretax items excluded from normalized results by allocating the difference between the calculated GAAP and calculated normalized tax expense or benefit. Normalized income tax adjustments include income tax that results from the amortization of a prior year normalized tax benefit, including tax expense of $10 million, $12 million, $9 million, $14 million, $31 million and benefit of $14 million, for the three months ended March 31, 2024, June 30, 2024, March 31, 2023, June 30, 2023, September 30, 2023 and December 31, 2023, respectively.

NEWELL BRANDS INC.
RECONCILIATION OF GAAP AND NON-GAAP INFORMATION (UNAUDITED)

Summary of metrics presented:

	Reported Gross Profit	Reported Gross Margin	Reported Operating Income (Loss)	Reported Operating Margin	Reported Diluted Income (Loss) per Share	Normalized Gross Profit	Normalized Gross Margin	Normalized Operating Income (Loss)	Normalized Operating Margin	Normalized Diluted Income (Loss) per Share
Three months ended:
March 31, 2024	$504	30.5%	$16	1.0%	$(0.02)	$512	31.0%	$79	4.8%	$—
June 30, 2024	$699	34.4%	$163	8.0%	$0.11	$707	34.8%	$215	10.6%	$0.35

March 31, 2023	$482	26.7%	$(36)	(2.0)%	$(0.25)	$489	27.1%	$38	2.1%	$(0.07)
June 30, 2023	$629	28.5%	$120	5.4%	$0.04	$635	28.8%	$176	8.0%	$0.20
September 30, 2023	$621	30.3%	$(159)	(7.8)%	$(0.53)	$628	30.7%	$152	7.4%	$0.37
December 31, 2023	$621	29.9%	$(10)	(0.5)%	$(0.21)	$646	31.1%	$133	6.4%	$0.18
Twelve months ended:
December 31, 2023	$2,353	28.9%	$(85)	(1.0)%	$(0.94)	$2,398	29.5%	$499	6.1%	$0.67

NEWELL BRANDS INC.
RECONCILIATION OF GAAP AND NON-GAAP INFORMATION (UNAUDITED)
CERTAIN LINE ITEMS
(Amounts in millions, except per share amounts)

	Three months ended March 31, 2023	Three months ended June 30, 2023	Three months ended September 30, 2023	Three months ended December 31, 2023	Twelve months ended December 31, 2023	Three months ended March 31, 2024	Three months ended June 30, 2024

Gross profit, as reported under GAAP	$482	$629	$621	$621	$2,353	$504	$699
As a % of net sales	26.7%	28.5%	30.3%	29.9%	28.9%	30.5%	34.4%

Normalized Adjustments:
Restructuring-related costs:
Asset valuation adjustments and disposal gains or losses	2	3	4	10	19	4	5
Duplicative costs pending facility closure or exit of business activity	3	—	1	2	6	—	1
Argentina hyperinflationary charge	2	3	2	2	9	4	2
Other, net	—	—	—	11	11	—	—
Normalized gross profit	$489	$635	$628	$646	$2,398	$512	$707
As a % of net sales	27.1%	28.8%	30.7%	31.1%	29.5%	31.0%	34.8%

Operating income (loss), as reported under GAAP	$(36)	$120	$(159)	$(10)	$(85)	$16	$163
As a % of net sales	(2.0)%	5.4%	(7.8)%	(0.5)%	(1.0)%	1.0%	8.0%

Normalized Adjustments:
Restructuring:
Severance and other employee termination costs	36	21	14	18	89	24	8
Contract termination and other costs	2	1	2	1	6	2	2
Restructuring-related costs:
Asset valuation adjustments and disposal gains or losses	4	(12)	8	13	13	7	8
Duplicative costs pending facility closure or exit of business activity	4	3	1	3	11	1	2
Consulting costs	—	1	1	2	4	1	5
Amortization of acquired intangible assets	19	19	19	19	76	25	25
Impairment of acquired intangible assets	—	8	263	68	339	—	—
Gain or loss on divestitures and transaction costs	—	7	—	6	13	(1)	—
Argentina hyperinflationary charge	2	3	2	2	9	4	2
Other, net	7	5	1	11	24	—	—
Total normalized adjustments to operating income (loss), as reported under GAAP	74	56	311	143	584	63	52
Normalized operating income	$38	$176	$152	$133	$499	$79	$215
As a % of net sales	2.1%	8.0%	7.4%	6.4%	6.1%	4.8%	10.6%

NEWELL BRANDS INC.
RECONCILIATION OF GAAP AND NON-GAAP INFORMATION (UNAUDITED)
CERTAIN LINE ITEMS
(Amounts in millions, except per share amounts)

	Three months ended March 31, 2023	Three months ended June 30, 2023	Three months ended September 30, 2023	Three months ended December 31, 2023	Twelve months ended December 31, 2023	Three months ended March 31, 2024	Three months ended June 30, 2024

Income (loss) before income taxes, as reported under GAAP	$(116)	$35	$(298)	$(164)	$(543)	$(60)	$84

Normalized Adjustments:
Restructuring:
Severance and other employee termination costs	36	21	14	18	89	24	8
Contract termination and other costs	2	1	2	1	6	2	2
Restructuring-related costs:
Asset valuation adjustments and disposal gains or losses	4	(12)	8	13	13	7	8
Duplicative costs pending facility closure or exit of business activity	4	3	1	3	11	1	2
Consulting costs	—	1	1	2	4	1	5
Amortization of acquired intangible assets	19	19	19	19	76	25	25
Impairment of acquired intangible assets	—	8	263	68	339	—	—
Gain or loss on divestitures and transaction costs	—	7	—	10	17	(1)	(3)
Loss on pension settlement	—	5	61	60	126	—	—
Argentina hyperinflationary charge	5	5	6	14	30	6	2
Other, net	14	(1)	(2)	12	23	1	—
Normalized income (loss) before income taxes	$(32)	$92	$75	$56	$191	$6	$133

Income tax provision (benefit), as reported under GAAP	$(14)	$17	$(80)	$(78)	$(155)	$(51)	$39
Effective income tax rates, as reported under GAAP	(12.1)%	48.6%	(26.8)%	(47.6)%	(28.5)%	(85.0)%	46.4%

Normalized income tax adjustments	13	(6)	1	61	69	57	(54)

Normalized income tax provision (benefit)	$(1)	$11	$(79)	$(17)	$(86)	$6	$(15)
Effective income tax rates, as adjusted	(3.1)%	12.0%	(105.3)%	(30.4)%	(45.0)%	100.0%	(11.3)%

NEWELL BRANDS INC.
RECONCILIATION OF GAAP AND NON-GAAP INFORMATION (UNAUDITED)
CERTAIN LINE ITEMS
(Amounts in millions, except per share amounts)

	Three months ended March 31, 2023	Three months ended June 30, 2023	Three months ended September 30, 2023	Three months ended December 31, 2023	Twelve months ended December 31, 2023	Three months ended March 31, 2024	Three months ended June 30, 2024

Net income (loss), as reported under GAAP	$(102)	$18	$(218)	$(86)	$(388)	$(9)	$45

Normalized Adjustments:
Restructuring:
Severance and other employee termination costs	36	21	14	18	89	24	8
Contract termination and other costs	2	1	2	1	6	2	2
Restructuring-related costs:
Asset valuation adjustments and disposal gains or losses	4	(12)	8	13	13	7	8
Duplicative costs pending facility closure or exit of business activity	4	3	1	3	11	1	2
Consulting costs	—	1	1	2	4	1	5
Amortization of acquired intangible assets	19	19	19	19	76	25	25
Impairment of acquired intangible assets	—	8	263	68	339	—	—
Gain or loss on divestitures and transaction costs	—	7	—	10	17	(1)	(3)
Loss on pension settlement	—	5	61	60	126	—	—
Argentina hyperinflationary charge	5	5	6	14	30	6	2
Other, net	14	(1)	(2)	12	23	1	—
Normalized income tax adjustments	(13)	6	(1)	(61)	(69)	(57)	54
Total normalized adjustments, net of tax	71	63	372	159	665	9	103
Normalized net income (loss)	$(31)	$81	$154	$73	$277	$—	$148

Weighted average common shares outstanding:
Basic	413.9	414.2	414.2	414.2	414.1	414.7	415.2
Diluted	413.9	415.3	416.3	415.7	415.6	414.7	418.2

NEWELL BRANDS INC.
RECONCILIATION OF GAAP AND NON-GAAP INFORMATION (UNAUDITED)
CERTAIN LINE ITEMS
(Amounts in millions, except per share amounts)

	Three months ended March 31, 2023	Three months ended June 30, 2023	Three months ended September 30, 2023	Three months ended December 31, 2023	Twelve months ended December 31, 2023	Three months ended March 31, 2024	Three months ended June 30, 2024

Diluted loss per share, as reported under GAAP	$(0.25)	$0.04	$(0.53)	$(0.21)	$(0.94)	$(0.02)	$0.11

Normalized Adjustments:
Restructuring:
Severance and other employee termination costs	0.09	0.05	0.03	0.04	0.21	0.06	0.02
Contract termination and other costs	—	—	—	—	0.01	—	—
Restructuring-related costs:
Asset valuation adjustments and disposal gains or losses	0.01	(0.03)	0.02	0.03	0.03	0.02	0.02
Duplicative costs pending facility closure or exit of business activity	0.01	0.01	—	0.01	0.03	—	—
Consulting costs	—	—	—	—	0.01	—	0.01
Amortization of acquired intangible assets	0.05	0.05	0.05	0.05	0.18	0.06	0.06
Impairment of acquired intangible assets	—	0.02	0.63	0.16	0.82	—	—
Gain or loss on divestitures and transaction costs	—	0.02	—	0.02	0.04	—	(0.01)
Loss on pension settlement	—	0.01	0.15	0.14	0.30	—	—
Argentina hyperinflationary charge	0.01	0.01	0.01	0.03	0.07	0.01	—
Other, net	0.03	—	—	0.03	0.06	—	—
Normalized income tax adjustments	(0.03)	0.01	—	(0.15)	(0.17)	(0.14)	0.13
Normalized diluted earnings (loss) per share *	$(0.07)	$0.20	$0.37	$0.18	$0.67	$—	$0.35
*Totals may not add due to rounding.

NEWELL BRANDS INC.
RECONCILIATION OF GAAP AND NON-GAAP INFORMATION (UNAUDITED)
CERTAIN LINE ITEMS
(Amounts in millions)

Trailing-twelve months ended June 30, 2023

NET DEBT RECONCILIATION:
Short-term debt and current portion of long-term debt	$597
Long-term debt	4,753
Gross debt	5,350
Less: Cash and cash equivalents	317
Net debt [1]	$5,033

Net income (loss), as reported under GAAP	$(314)

Normalized Adjustments:
Restructuring:
Severance and other employee termination costs	62
Contract termination and other costs	4
Restructuring-related costs:
Asset valuation adjustments and disposal gains or losses	(4)
Duplicative costs pending facility closure or exit of business activity	14
Consulting costs	1
Amortization of acquired intangible assets	70
Impairment of acquired intangible assets	482
Gain or loss on divestitures and transaction costs	6
Loss on pension settlement	5
Argentina hyperinflationary charge	16
Other, net	53
Normalized income tax adjustments	(83)
Total normalized adjustments, net of tax	626
Normalized net income	312

Normalized income tax	(55)
Interest expense, net	265
Normalized depreciation and amortization [2]	238
Stock based compensation expense	9
Normalized EBITDA	$769

[1]The Company defines net debt as gross debt less the total of cash and cash equivalents. The Company believes net debt is meaningful to investors as it considers net debt and its components to be an important indicator of liquidity and a guiding measure of capital structure strategy.
[2]Normalized depreciation and amortization excludes from GAAP depreciation and amortization acquisition amortization expense of $70 million associated with amortization of intangible assets recognized in purchase accounting for the trailing-twelve months ended June 30, 2023.

NEWELL BRANDS INC.
RECONCILIATION OF GAAP AND NON-GAAP INFORMATION (UNAUDITED)

Core Sales Growth for the Year Ended December 31, 2023:

	First Half	Second Half	Full Year
Net sales change (GAAP)	(18.5)%	(9.1)%	(14.0)%
Acquisitions, divestitures and other, net [1] [2]	2.5%	0.4%	1.5%
Currency impact [3]	1.3%	(0.6)%	0.4%
Core sales change (NON-GAAP) [4]	(14.7)%	(9.3)%	(12.1)%

[1]“Core Sales” provides a consistent basis for year-over-year comparisons in sales as it excludes the impacts of acquisitions and divestitures (including the sale of Connected Home & Security business), retail store openings and closings, certain market and category exits, as well as changes in foreign currency.
[2]Divestitures include the sale of the Connected Home & Security business, certain market and category exits and current and prior period net sales from retail store closures (consistent with standard retail practice).
[3]“Currency Impact” represents the effect of foreign currency on 2023 reported sales and is calculated by applying the 2022 average monthly exchange rates to the current year local currency sales amounts (excluding acquisitions and divestitures) and comparing to 2023 reported sales.
[4]Totals may not add due to rounding.